UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2007

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                      0-26321                    98-0204105
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


          8 Inverness Drive East, Suite 100, Englewood, Colorado 80112
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (303) 483-0044


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

         Gasco Energy, Inc. today announced that it has priced a public offering of 10,000,000 shares of its common stock for gross proceeds of approximately $19.3 million. The press release announcing this is filed as Exhibit 99.1 to this Form 8-K.


Item 9.01.        Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

                    99.1 Press Release dated April 10, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GASCO ENERGY, INC.


April 10, 2007                               By:   /s/ W. King Grant
                                                   -----------------
                                                   W. King Grant
                                                   Chief Financial Officer